UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                     FORM 8K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Report of Event occurring on July 14, 1998


Commission File No. 33-55254-15




                                 GRANDEUR, INC.






        NEVADA                                            87-043851
(State or other jurisdiction                 (I.R.S. Employer Identification of
incorporation or organization)               Number)

1800 E. Sahara, Suite 107
LAS VEGAS, NEVADA  89104
(Address of principal executive offices)

Registrant's telephone number, including area code (702) 693-5744



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ITEM 8. Change in Fiscal Year.

On July 14, 1998 the Registrant determined to change its fiscal year end to May 31 to coincide with the fiscal year end of its Canadian operating subsidiary. A report on Form 10-KSB for the year ended May 31, 1998 will be filed within the required time period and will disclose the change.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Grandeur, Inc.
                                        (Registrant)



Date:   July 15, 1998                    By:/s/
                                                 Pierre DeLanauze
                                                 President and Director
                                                 Grandeur, Inc.





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